EXHIBIT 10.1

CONSENT AND AMENDMENT NO. 3 TO THE LOAN AGREEMENT, AMENDMENT NO.
2 TO THE SECURITY AGREEMENT AND AMENDMENT NO. 1 TO THE PLEDGE
AGREEMENT

           CONSENT AND AMENDMENT NO. 3 TO THE LOAN AGREEMENT, AMENDMENT NO. 2 TO THE SECURITY AGREEMENT AND AMENDMENT NO. 1 TO THE PLEDGE AGREEMENT dated as of July 3, 2001 (this "Agreement") among RECOTON CORPORATION, a New York corporation ("Recoton"), INTERACT ACCESSORIES, INC., a Delaware corporation ("InterAct"), RECOTON AUDIO CORPORATION, a Delaware corporation ("Audio"), AAMP OF FLORIDA, INC., a Florida corporation ("AAMP"), and RECOTON HOME AUDIO, INC., a California corporation ("RHAI" and together with Recoton, InterAct, Audio, AAMP and RHAI, collectively, the "Borrowers"), the Guarantors, the Lenders, HELLER FINANCIAL, INC., a Delaware corporation, for itself as a Lender and as Administrative Agent and as Senior Agent and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation for itself as a Lender and as Collateral Agent and as Syndication Agent. The Administrative Agent, Senior Agent and the Collateral Agent are sometimes referred to herein as the "Agents". Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement dated as of October 31, 2000 (as amended by (i) the Consent and Amendment No. 1 to the Credit Agreement and Amendment No. 1 to the Security Agreement, dated as of February 7, 2001 and (ii) Amendment No. 2 to the Credit Agreement, dated as of May 10, 2001, as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement") among the Borrowers, the Guarantors, the Lenders and the Agents.

R E C I T A L S:

           WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into the Loan Agreement;

           WHEREAS, the Borrowers, the Guarantors and the Senior Agent have entered into that certain Security Agreement dated as of October 31, 2000 (as amended by the Consent and Amendment No. 1 to the Credit Agreement and Amendment No. 1 to the Security Agreement, dated as of February 7, 2001 as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Security Agreement");

WHEREAS, the Borrowers, the Guarantors and the Senior Agent have entered into that certain Pledge Agreement dated as of October 31, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Pledge Agreement");

           WHEREAS, the Borrowers have requested that the Lenders consent to (i) the establishment of Recoton (Hong Kong) Limited, a Hong Kong corporation which will be a direct wholly-owned subsidiary of Recoton, to act as a buying and selling agent on behalf of Recoton, (ii) the establishment of Recoton Accessories, Inc., a Delaware corporation ("Recoton Accessories") which will be a direct wholly-owned subsidiary of Recoton, and Recoton Mobile Electronics, Inc., a Delaware corporation ("Mobile Electronics") which will be a direct, wholly-owned subsidiary of Audio, and the accession of each of Recoton Accessories and Mobile Electronics as parties to the Loan Agreement as Borrowers thereunder, (iii) (A) Recoton making equity Investments in Recoton (Hong Kong) Limited (in cash or other assets not to exceed a value of US$50,000 in the aggregate) and Recoton Accessories (consisting of the assets and liabilities of the consumer electronics accessory business of Recoton and additional cash as may be necessary to fund operations) and (B) Audio making equity Investments in Mobile Electronics (consisting of the assets and liabilities of the mobile electronics division of Audio and additional cash as may be necessary to fund operations) each in connection with the Non-InterAct Restructuring (as defined below), (iv) the possible future reincorporation of Recoton Japan, Inc., an Illinois corporation, as a Delaware corporation by way of merger with a to-be-established Delaware corporation which will be a direct, wholly-owned subsidiary of Recoton International Holdings, Inc. (f/k/a Recoton European Holdings, Inc.) and (v) the future dissolution and liquidation of ReCone, Inc. and the possible future dissolution and liquidation of Christie Design Corporation (the transactions described in clauses (i) through (v) above and as set forth in Schedule I hereto, collectively, the "Non-InterAct Restructuring");

           WHEREAS, as part of the Non-InterAct Restructuring (i) Recoton will transfer its assets used to conduct the consumer electronics accessory business to Recoton Accessories and Audio will transfer its assets used to conduct the mobile electronics business to Mobile Electronics, respectively, with the condition that such transferred assets remain subject to the Liens granted under the Loan Documents, (ii) Recoton International Holdings, Inc. ("RIH") will merge into Recoton European Holdings, Inc. ("REH") with REH being the surviving entity of the merger, and REH will change its name to RIH pursuant to the merger, (iii) Audio will dividend its shares in RIH to Recoton, thus making RIH a first tier Domestic Subsidiary of Recoton and (iv) Recoton International Holdings, Inc. will dividend its shares in Recoton (UK) Limited to Recoton resulting in Recoton (UK) Limited becoming a direct, wholly-owned subsidiary of Recoton;

           WHEREAS, as part of the STD Restructuring, Borrowers have requested that the Lenders agree to and acknowledge the inclusion of the inventory and accounts receivable of InterAct Canada, Ltd. in the Borrowing Base as Eligible Collateral, subject to the eligibility requirements set forth in Section 2.1(C) of the Loan Agreement (the "Inclusion");

           WHEREAS, the Borrowers have requested that the Senior Agent agree to amend certain provisions of the Security Agreement;

           WHEREAS, the Borrowers have requested that the Senior Agent agree to amend certain provisions of the Pledge Agreement; and

           WHEREAS, subject to the terms and conditions of this Agreement, (i) the Lenders have agreed to (A) consent to the Non-InterAct Restructuring, (B) acknowledge the Inclusion and (C) amend the Loan Agreement, and (ii) the Senior Agent has agreed to amend the Security Agreement and the Pledge Agreement as specifically set forth herein;

           NOW, THEREFORE, it is agreed as follows:

           Section 1.  Consent. Notwithstanding anything to the contrary in Sections 7.3, 7.4, 7.6 and 7.11 of the Loan Agreement, the Lenders consent to the Non-InterAct Restructuring, provided that with respect to the future possible dissolution of Christie Design Corporation the Lenders' consent is conditioned upon the Agents' timely receipt of the Officer's Certificate referred to in Section 7(d)(ii) hereof, and agree that the equity Investments and asset transfers described in clauses (iii)(A) and (iii)(B) above shall not give rise to a prepayment obligation under Section 2.4(B) of the Loan Agreement.

           Section 2.  Acknowledgment. Notwithstanding anything to the contrary in Section 2.1(C) of the Loan Agreement, the Lenders hereby agree to and acknowledge the Inclusion.

           Section 3.  Amendment to the Loan Agreement.

                (a)  Section 2.1(C) of the Loan Agreement is hereby amended effective as of April 1, 2001, by revising the definition of "Eligible Inventory" and "Eligible Accounts" therein by deleting the words "Recoton Canada" and substituting therefor the words "Canadian Subsidiaries" as the context requires;

                (b)  Sections 2.3(D), 2.4(A), 2.4(B)(2), 4.9 and 8.1(F) of the Loan Agreement are hereby amended effective as of April 1, 2001, by deleting the words "Recoton Canada" and substituting therefor the words "Canadian Subsidiaries" as the context requires;

                (c)  the definition of "Canada Guaranty" is revised effective as of January 18, 2001, to read as follows:

"Canada Guaranty" means each of (i) the Canada Guaranty, entered into as of the Closing Date, by Recoton Canada Ltd. in favor of the Senior Agent and (ii) the Canada Guaranty, entered into as of January 18, 2001, by InterAct Canada, Ltd. in favor of the Senior Agent.";

                (d)  the definition of "Canada Security Agreement" is revised effective as of January 18, 2001, to read as follows:

"Canada Security Agreement" means each of (i) the Canada Security Agreement, dated as of the Closing Date, between Recoton Canada Ltd. and the Senior Agent and (ii) the Canada Security Agreement, dated as of January 18, 2001, between InterAct Canada, Ltd. and the Senior Agent."

                (e)  the following definition is inserted in the proper alphabetical order in Section 11.1, effective as of January 18, 2001:

"Canadian Subsidiaries" means, collectively, Recoton Canada Ltd. and InterAct Canada, Ltd.";

                (f)  the definition of "Foreign Subsidiary" is hereby amended effective as of January 18, 2001, by deleting the words "Recoton Canada" in the parenthetical expression and substituting therefor the words "the Canadian Subsidiaries";

                (g)  the definition of "Hong Kong Pledge Agreement" is revised to read as follows:

"Hong Kong Pledge Agreement" means the pledge agreement executed and delivered in connection with the Loan Agreement and in form and substance satisfactory to the Senior Agent, among Recoton, InterAct Holdings, Inc. or InterAct Technologies, Inc., as applicable, and the Senior Agent, regarding the stock of Recoton (Far East) Limited or STD Technology Holding Limited, as applicable."

                 (h)  the definition of "Inactive Subsidiaries" is revised to read as follows:

"Inactive Subsidiaries" means those Subsidiaries set forth as Inactive Subsidiaries in Schedule 7.6";

                (i)  the following definition is inserted in the proper alphabetical order in Section 11.1, effective as of January 18, 2001:

"InterAct Canada" means InterAct Canada, Ltd., an Ontario corporation.";

                (j)  the definition of "Priority Payable Reserves" is hereby amended effective as of April 1, 2001, by deleting the words "Recoton Canada" and substituting therefor the words "Canadian Subsidiaries" as the context requires;

                (k)  the definition of "UK Pledge Agreement" is revised to read as follows:

"UK Pledge Agreement" means the pledge agreement executed and delivered in connection with the Loan Agreement and in form and substance satisfactory to the Senior Agent, among Recoton European Holdings, Inc. or Recoton Corporation, as applicable, and the Senior Agent, regarding the stock of Recoton UK.";

                (l)  Section 7.3(A)(vii) is renumbered as 7.3(A)(vi) effective as of October 31, 2000;

                (m)  Section 7.4(h) is revised to read as follows:

"Borrowers and their Subsidiaries may make additional equity Investments in existing and new Subsidiaries in connection with the STD Restructuring, not to exceed in the case of equity Investments made in STD Technology Holding Limited and Recoton (Far East) Limited an aggregate amount of US$100,000, to the extent permitted under subsection 7.11;";

                (n)  Schedule 2.1(C)(ii) is revised to read as set forth in Schedule II hereto; (o) Schedule 7.1 is revised to read as set forth in Schedule III hereto;

                (p)  Schedule 7.2 is revised to read as set forth in Schedule IV hereto;

                (q)  Schedule 7.6 is revised to read as set forth on Attachment 1-A hereto;

                (r)  Schedule 7.11 is revised to read as set forth on Attachment 1-B hereto; and

                (s)  Schedule 11.1(B) is hereby amended to (i) add under Item 1 thereof the UCC-1 financing statements filed by IBM Credit Corporation against Recoton in connection with the finance lease regarding the New Information System and (ii) indicate that InterAct has an equipment lease with Herman Miller Capital Corporation regarding office furniture.

           Section 4.  Amendment to the Security Agreement.

                (a)  Section 2 is hereby amended to change references to "Recoton Canada" to the "Canadian Subsidiaries", effective as of January 18, 2001;

                (b)  Schedule II to the Security Agreement is revised to read as set forth in Schedule V hereto;

           Section 5.  Amendment to the Pledge Agreement.

                (a)  The definition of "Domestic Subsidiaries" in Section 1 of the Pledge Agreement is hereby amended effective as of January 18, 2001, by deleting the word "Subsidiary" after the word "Canadian" and by substituting therefor the word "Subsidiaries";

                (b)  the definition of "Foreign Subsidiary" in Section 1 of the Pledge Agreement is hereby amended effective as of January 18, 2001, by deleting the word "Subsidiary" after the word "Canadian" and by substituting therefor the word "Subsidiaries";

                (c)  Section 2 of the Pledge Agreement is hereby amended effective as of January 18, 2001, by deleting the last three sentences of such Section in their entirety and by substituting therefor the following sentences:

"The Company shall forthwith cause each of Recoton Canada Ltd. and InterAct Canada, Ltd. (each a "Canadian Subsidiary" and collectively, the "Canadian Subsidiaries") to record on its share register that the Pledged Shares of each Canadian Subsidiary have been pledged to Pledgee, as Senior Agent, on behalf of Agents, Senior Lenders, Subordinated Agent and Subordinated Creditors under this Agreement. In order to better perfect Pledgee's security interest under this Agreement, the Company and the Canadian Subsidiaries covenant and agree that they shall, at the request of Pledgee, ensure that the Pledged Shares are registered in the name of Pledgee, or at Pledgee's option, its nominee. Upon registration of the Pledged Shares in the name of the Pledgee or its nominee, each Canadian Subsidiary shall promptly deliver to Pledgee a photocopy of the applicable share register evidencing such recordation, certified by a responsible officer of such Canadian Subsidiary to be a true and complete photocopy thereof.";

                (d)  Exhibits A-1, A-2 and A-II are amended to read as set forth in Schedules VI, VII and VIII, respectively, attached hereto with the additional entries on such Exhibits being effective as of the dates noted on such Exhibits; and

                (e)  Schedule B is revised to read as set forth on Attachment 1-C hereto.

           Section 6.  Representations and Warranties. The Borrowers and Guarantors hereby represent and warrant to each Agent and each Lender that after giving effect to this Agreement:

                (a)  no Default or Event of Default has occurred and is continuing on and as of the date hereof;

                (b)  with respect to the equity Investments and asset transfers described in clauses (iii)(A) and (iii)(B) of the fourth Recital herein and after giving effect to such transactions, each of Recoton and Audio shall be Solvent. "Solvent" means that: (i) each of Recoton's and Audio's assets exceed its respective liabilities, at a fair valuation; (ii) the present fair saleable value of each of Recoton's and Audio's assets exceeds the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured; (iii) neither Recoton nor Audio has unreasonably small capital for the businesses in which each is engaged; and (iv) neither Recoton nor Audio has incurred and/or intends to incur obligations beyond its ability to pay as they mature.

                (c)  the representations and warranties of the Borrowers and the other Loan Parties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a different date; and

                (d)  the execution and delivery by the Borrowers and the Guarantors of this Agreement and the performance by the Borrowers and the Guarantors of all of their respective agreements and obligations under this Agreement, the Loan Agreement, the Security Agreement and the Pledge Agreement as consented to and amended hereby, respectively, are within the power and authority of the Borrowers and the Guarantors and have been duly authorized by all necessary action on the part of the Borrowers and the Guarantors, and that the execution and delivery by the Borrowers and the Guarantors, of this Agreement and the performance by each of the transactions contemplated hereby will not contravene any term or condition set forth in any material agreement or instrument to which each is a party or by which each is bound.

           Section 7.  Effectiveness. This Agreement shall become effective as of the dates specifically set forth herein, or if none, on July 3, 2001, upon the satisfaction of all of the following conditions precedent:

                (a)  the Requisite Lenders shall have executed and delivered a counterpart of this Agreement and received duly executed counterparts of this Agreement from the Borrowers and Guarantors (which aforesaid executions and deliveries may be effected by delivery and receipt by facsimile transmission);

                (b)  Recoton shall have paid (and Recoton hereby covenants and agrees to pay, subject to and simultaneously with the effectiveness of the applicable provisions of this Agreement) to the Senior Agent and Administrative Agent, for the respective accounts of each of those Requisite Lenders that, as of the date hereof, have fully executed and delivered counterparts of this Agreement to the Senior Agent, an amendment fee (the "Amendment Fee") in immediately available funds in the amount of US$150,000 to be shared pro rata among the Requisite Lenders that are parties to this Agreement on the basis of their respective Commitment;

                (c)  receipt by the Agents of such amendments and counterparts to the Security Documents, Guaranties and the other Loan Documents, including but not limited to the Notes, as may be requested by Agents to bind the newly created Subsidiaries and existing Subsidiaries to the terms of this Agreement, the Related Agreements and the other applicable Loan Documents;

                (d)  receipt by the Agents of copies of organizational documents, resolutions and incumbency certificates of any Persons executing any of the foregoing amendments or counterparts, including but not limited to, (i) an officer's certificate regarding compliance by ReCone, Inc. with the provisions of Section 7.17 of the Loan Agreement as of the date hereof and (ii) an officer's certificate (the "Officer's Certificate") regarding compliance by Christie Design Corporation with the provisions of Section 7.17 of the Loan Agreement as of the date noted on such Officer's Certificate, provided, however, that this Agreement shall become effective without the Officer's Certificate from Christie Design Corporation but Christie Design Corporation cannot be dissolved until the Officer's Certificate is provided, and such other documents and instruments in connection therewith as may be reasonably requested by Senior Agent; and

                (e)  receipt by the Agents of a favorable opinion of counsel to Loan Parties as to due authorization, execution, and delivery of such amendments or counterparts, the enforceability thereof and such other matters as may be reasonably requested by Agents (including as to the creation and perfection of Liens pursuant to the Security Documents);

all of the foregoing set forth in clauses (c) through (e) in form and substance reasonably satisfactory to the Agents (the requirements set forth in clauses (c) through (e) not being conditions to effectiveness of the Agreement but rather being conditions to effectiveness of the approvals granted by the Lenders pursuant to this Agreement in connection with the various actions giving rise to the need for such documents).

           Section 8.  Status of Loan Documents.

                (a)  This Agreement is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly provided hereby, (i) the terms, provisions and conditions of the Loan Documents and (ii) the Liens granted under the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

                (b)  No consent or amendment of any terms or provisions of the Loan Agreement, the Security Agreement or the Pledge Agreement, respectively, made hereunder shall relieve the Borrowers and Guarantors from complying with any other term or provision of the Loan Agreement, the Security Agreement, the Pledge Agreement or any other Loan Document.

           Section 9.  Miscellaneous.

                (a)  No Waiver, Cumulative Remedies. No failure or delay or course of dealing on the part of any Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders would otherwise have. No notice to or demand on the Borrowers or Guarantors in any case shall entitle the Borrowers or Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders to any other or further action in any circumstances without notice or demand.

                (b)  Expenses. The Borrowers agree to pay and reimburse the Administrative Agent and Lenders for all of their costs and expenses (including, without limitation, costs and expenses of legal counsel) in connection with this Agreement.

                (c)  Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

                (d)  Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                (e)  Counterparts. This Agreement may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Recoton and the Administrative Agent.

           Section 10.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:	RECOTON CORPORATION

By: /s/ Arnold Kezsbom
Name:  Arnold Kezsbom
Title:   Senior Vice President - Finance

INTERACT ACCESSORIES, INC.
RECOTON AUDIO CORPORATION
AAMP OF FLORIDA, INC.
RECOTON HOME AUDIO, INC.

By: /s/ Arnold Kezsbom
Name:  Arnold Kezsbom
Title: Senior Vice President - Finance

GUARANTORS:	CHRISTIE DESIGN CORPORATION
RECOTON INTERNATIONAL HOLDINGS, INC.
RECOTON EUROPEAN HOLDINGS, INC.
RECOTON JAPAN, INC.
RECONE, INC.
RECOTON CANADA LTD.
INTERACT CANADA, LTD.
INTERACT INTERNATIONAL, INC.
INTERACT HOLDINGS, INC.
INTERACT TECHNOLOGIES, INC.

By: /s/ Arnold Kezsbom
Name:  Arnold Kezsbom
Title: Senior Vice President - Finance
LENDERS:	HELLER FINANCIAL, INC.,
individually and as Senior Agent and
Administrative Agent

By: /s/ Anthony J. Dichiara
Name:  Anthony J. Dichiara
Title:   Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
individually and as Collateral Agent and
Syndication Agent

By: /s/ Charles Chiodo
Name:  Charles Chiodo
Title:   uthorized Representative

BANK OF AMERICA

By: /s/ Valerie Peppe
Name:  Valerie Peppe
Title:   Assistant Vice President

THE CIT GROUP / BUSINESS CREDIT, INC.

By: /s/ Renee M. Singer
Name:  Renee M. Singer
Title:   Vice President

GUARANTY BUSINESS CREDIT CORPORATION

By: /s/ Harold J. Kessler
Name:  Harold J. Kessler
Title:   Vice President

DEBIS FINANCIAL SERVICES, INC.

By: /s/ Christopher Esposito
Name:  Christopher Esposito
Title:   Managing Director, Asset Based Lending

FOOTHILL CAPITAL

By: /s/ Mike Baranowski
Name:  Mike Baranowski
Title:   Vice President

CITIZENS BUSINESS CREDIT

By: /s/ Vincent P. O'Leary
Name:  Vincent P. O'Leary
Title:   Senior Vice President

FIRSTAR BANK

By: /s/ Susan E. Geiger
Name:  Susan E. Geiger
Title:   Senior Vice President

WASHINGTON MUTUAL BANK

By: /s/ Terri K. Lins
Name:  Terri K. Lins
Title:   Vice President

SIEMENS FINANCIAL SERVICES, INC.

By: /s/ Frank Amodio
Name:  Frank Amodio
Title:   Vice President - Credit

GMAC BUSINESS CREDIT LLC

By: /s/ Lisa Ochoa
Name:  Lisa Ochoa
Title: Assistant Vice President

Schedule 1

Attachment 1-A

           Schedule 7.6

           Subsidiaries Which May Be Liquidated

STD Plastic Industrial Limited
STD Trading Limited
Peak Hero Limited
Ever Smart Management Limited
STD (Tianjin) International Trade
   Development Company Limited
Tambalan Limited
Ross Consumer Products (HK) Ltd.
Christie Design Corporation
ReCone, Inc.	Hong Kong* Hong Kong* Hong Kong* Hong Kong* P.R. of China* United Kingdom* Hong Kong* US, Delaware US, Delaware

*  Inactive Subsidiary

Attachment 1-B

           Schedule 7.11

           Subsidiaries to be Established

                InterAct International, Inc., InterAct Holdings, Inc, and InterAct Technologies, Inc., each of which are currently existing Delaware corporations without shareholders, directors or officers may become Subsidiaries pursuant to or in anticipation of a restructuring of InterAct and STD as more thoroughly described on Schedule 11.1(C). Furthermore, Recoton Accessories, Inc. and Recoton Mobile Electronics, Inc., each of which are currently existing Delaware corporations and a to-be-formed Hong Kong company under the name of Recoton (Hong Kong) Limited will, and an also to-be-formed Delaware corporation which, upon its merger with Recoton Japan, Inc., an Illinois corporation, will thereafter be known as Recoton Japan, Inc. will become Subsidiaries pursuant to or in anticipation of the Non-InterAct Restructuring.

Attachment 1-C

             Schedule B

1.	Each of the following: (i) STD Plastic Industrial Limited, a corporation organized under the laws of Hong Kong, (ii) STD Trading Limited, a corporation organized under the laws of Hong Kong, (iii) Peak Hero Limited, a corporation organized under the laws of Hong Kong, (iv) Ever Smart Management Limited, a corporation organized under the laws of Hong Kong, (v) STD (Tianjin) International Trade Development Company Limited, a corporation organized under the laws of the Peoples Republic of China, (vi) Tambalan Limited, a corporation organized under the laws of the United Kingdom, (vii) Ross Consumer Products (HK) Ltd., a corporation organized under the laws of Hong Kong, (viii) Christie Design Corporation, a Delaware corporation and (ix) ReCone, Inc., a Delaware corporation, shall be able to liquidate, wind-up or dissolve to the extent permitted pursuant to subsection 7.6 of the Loan Agreement or, after the indefeasible payment in full in cash of the Senior Debt, subsection 6.6 of the Subordinated Credit Agreement, as applicable, and Loan Parties (as defined in the Loan Agreement) may merge or consolidate with other Loan Parties to the extent permitted by subsection 7.6 of the Loan Agreement or, after the indefeasible payment in full in cash of the Senior Debt, subsection 6.6 of the Subordinated Credit Agreement.

2.	InterAct International shall be permitted to sell its stock in accordance with subsection2.4(B)(6) of the Loan Agreement; and options on the stock of InterAct International may be granted, and stock may be issued upon exercise of such options, to employees and directors of InterAct International as described in Schedule 4.1(A) of the Loan Agreement. Furthermore, each of Recoton Accessories, Inc. and Recoton Mobile Electronics, Inc. shall be permitted to issue their shares to Recoton and Audio, respectively.

Schedule II

Schedule 2.1(C)(ii)

Locations of Inventory in Transit
(after the InterAct Restructuring and Non-InterAct Restructuring)

Inventory is in transit to the following locations (N.B.: after the Non-InterAct Restructuring, all inventory previously owned by Recoton Corporation will be owned by Recoton Accessories, Inc. and all inventory previously owned by Recoton Audio Corporation will be owned by Recoton Mobile Electronics, Inc):

1.   Company Locations

     Company                                   Address/City/State/Zip                County
     -------                                   ----------------------                ------

     Recoton Accessories, Inc.                 2950 Lake Emma Road                   Seminole
                                               Lake Mary, FL 32746

                                               1090 Emma Oaks Trail                  Seminole
                                               Lake Mary, FL 32746

                                               531 Stone Road                        Solano
                                               Benicia, CA 94519

                                               c/o Bridge Terminal Transport         Duval County
                                               5100 Gordon Street
                                               Jacksonville, FL  32216

    InterAct Accessories, Inc.                 2950 Lake Emma Road                   Seminole
                                               Lake Mary, FL 32746

                                               1090 Emma Oaks Trail                  Seminole
                                               Lake Mary, FL 32746

                                               c/o Bridge Terminal Transport         Duval
                                               5100 Gordon Street
                                               Jacksonville, FL  32216

                                               2000-2002 E. Lake Mary Blvd           Seminole
                                               Sanford, FL 32773

                                               531 Stone Road                        Solano
                                               Benicia, CA 94519

     AAMP of Florida, Inc.                     13160 56th Court, Suite 508           Pinellas
                                               Clearwater, FL 33760

                                               3041 E. Cherry Street                 Greene
                                               Springfield, MO 65802

                                               750 Freeport Blvd                     Washoe
                                               Units 105 & 106
                                               Sparks, NV 89431

                                               7630 Miramar Road                     San Diego
                                               San Diego, CA 92121

     Recoton Mobile Electronics, Inc.          2950 Lake Emma Road                   Seminole
                                               Lake Mary, FL 32746

                                               1090 Emma Oaks Trail                  Seminole
                                               Lake Mary, FL 32746

                                               531 Stone Road                        Solano
                                               Benicia, CA 94510

     Recoton Home Audio, Inc.                  2950 Lake Emma Road                   Seminole
                                               Lake Mary, FL 32746

                                               527 Stone Road                        Solano
                                               Benicia, CA 94510

                                               531 Stone Road                        Solano
                                               Benicia, CA 94510

                                               1090 Emma Oaks Trail                  Seminole
                                               Lake Mary, FL 32746

     Recoton International Holdings, Inc.      2950 Lake Emma Road                   Seminole
                                               Lake Mary, FL 32746

     Recoton Canada Ltd.                       680 Granite Court                     NA
                                               Pickering, Ontario L1W 3J5
                                               Canada

     InterAct Canada, Ltd.                     680 Granite Court                     NA
                                               Pickering, Ontario L1W 3J5
                                               Canada

2.   Customs Brokers

     BDP International (for InterAct Accessories, Inc.)
     811 Cromwell Park Drive, Suite 100
     Glen Burnie, MD 21061
     (410) 762-5840

     DFW International (for Recoton Accessories, Inc.)
     3025 Roy Orr Blvd
     Grand Prairie, TX  75050
     (972) 262-0539

     Emery Customs Brokers (for Recoton Mobile Electronics,
       Inc. and Recoton Accessories, Inc.)
     6940 C Engle Road
     Middleburg Heights, OH  44130
     (440) 816-3921

     Priority One International (for Recoton Mobile Electronics,
       Inc. and Recoton Home Audio, Inc.)
     3419 Trentwood Blvd.
     Orlando, FL  32812
     (407) 855-0925

     Sims Waters & Associates, Inc. (for Recoton Mobile Electronics
       Inc. and Recoton Home Audio, Inc.)
     4444 Talleyrand Avenue
     P.O. Box 13248
     Jacksonville, FL  32206
     (904) 356-4455

     Tower Group International  (for Recoton Mobile Electronics,
       Inc., Recoton Home Audio, Inc. and InterAct Accessories, Inc.)
     150 Eastern Avenue
     Chelsea, MA  02150-3352
     (617) 887-8656

                 and

     377 Oyster Point Blvd., Unit 19
     South San Francisco, CA  94008
     650-829-3191

     Welke Customs Brokers LTD. (for Recoton Canada Ltd. and
       InterAct Canada, Ltd.)
     242 Galaxy Blvd.
     Toronto, Ontario, Canada M9W 5R8
     (416) 674-0592

     Eagle Air USA (for InterAct Accessories, Inc.)
     9449 Benford Rd.
     Orlando, FL  32821
     (407) 851-9070

     Comet Customs Brokers, Inc. (for InterAct Accessories, Inc.)
     420 W. Merrick Road
     Valley Stream, NY  11580
     (516) 861-2160

     Kuehne & Nagel (for Recoton Accessories, Inc.)
     8870 Boggy Creek Rd. Suite 100
     Orlando, FL  32824
     (407) 240-7395

      UPS (for Recoton Accessories, Inc., Recoton Mobile
        Electronics, Inc., Recoton Home Audio, Inc., InterAct
        Accessories, Inc. and AAMP of Florida, Inc.)
     8500 Parkline Blvd. Suite 113
     Orlando, FL  32809
     (407) 856-3429

     Federal Express (for Recoton Accessories, Inc., Recoton
        Mobile Electronics, Inc., Recoton Home Audio, Inc., InterAct
        Accessories, Inc. and AAMP of Florida, Inc.)
     2600 Nonconnah Blvd. Suite 191
     Memphis, TN  38132
     (901) 922-3656

     Sack & Menendez Inc. (for AAMP of Florida, Inc.)
     8442 Tradeport Drive, Suite 203
     Orlando, FL  32827
     (407) 859-6081

     John O'Donoghue (for InterAct Accessories, Inc.)
     c/o Micra Company
     167-14 146th Road
     Jamaica, NY 11434

3.   Drayage Yards

     BTT Jacksonville (for Recoton Accessories, Inc.,        AB Trucking (for Recoton Accessories, Inc.,
        Recoton Mobile Electronics, Inc., Recoton              Recoton Mobile Electronics, Inc., Recoton Home
        Home Audio, Inc. and InterAct Accessories, Inc.)       Audio, Inc. and InterAct Accessories, Inc.)
     139 Eastport Rd.                                        1195 Middle Harbor Rd.
     Jacksonville, FL  32218                                 Oakland, CA  94607
     Ph: 800-888-7413                                        Ph: 510-835-0930

     BTT Savannah (for Recoton Accessories, Inc.,            PRTI (for Recoton Accessories, Inc., Recoton
        Recoton Mobile Electronics, Inc., Recoton Home         Mobile Electronics, Inc., Recoton Home Audio,
        Audio, Inc. and InterAct Accessories, Inc.)            Inc. and InterAct Accessories)
     P.O. Box 959                                            1284 Caspian Way
     Hwy. 80 west of Hwy. 307                                Long Beach, CA  90813
     Pooler, GA 31332                                        Ph: 510-835-0930
     Ph: 800-673-7359

     BTT Chicago (forRecoton Accessories, Inc.)              PRTI (for Recoton Accessories, Inc., Recoton
     3759 W. 38th Street                                       Mobile Electronics, Inc., Recoton Home Audio,
     Chicago, IL  60632                                        Inc. and InterAct Accessories)
                                                             445 9th Ave.
                                                             Oakland, CA  94606
                                                             Ph: 510-835-7784

     BTT Irving (for Recoton Accessories, Inc.)              Hellman International (for AAMP of Florida, Inc.)
     1812 Loop 12 North                                      5901 Benjamin Center Dr., Suite 103
     Irving, TX  75061                                       Tampa, FL  33634
     Ph: 972-579-7711                                        813-866-5355
                                                             Jim Parker
     Wes-Flo Company (for AAMP of Florida, Inc.)
     5707 54th Street
     Tampa, FL  33610
     813-626-2171
     Jim Perry

4.   Ports

a.   For Recoton Accessories, Inc.
     Recoton Mobile  Electronics, Inc., Recoton Home Audio, Inc. and InterAct Accessories, Inc.

     Port of Oakland                                         Port of Long Beach
     530 Water Street                                        952 Harbor Plaza
     Oakland, CA  94607                                      P.O. Box 570
     Ph: 510-272-1305                                        Long Beach, CA  90801
                                                             Ph: 310-732-3508

     Port of Miami                                           Port of Savannah
     1015 North American Way                                 Hwy 17 North
     Miami, FL  33132                                        Garden City, GA  31418
     Ph: 305-371-7678                                        Ph: 912-966-7842

b.   For AAMP of Florida, Inc.

     Port of Los Angeles                                     Port of Orlando
     Los Angeles, CA                                         Orlando, FL

     Port of Tampa                                           Port of Miami
     Tampa, FL                                               1015 North American Way
                                                             Miami, FL  33132
                                                             Ph: 305-371-7678

c.   For Recoton Canada Ltd. and InterAct Canada, Ltd.

     Port of Vancouver
     343 Lower River Road
     P.O. Box 1180
     Vancouver, WA  98666
     Ph: (360) 693-3611

5.   Transload Distribution Facility

     HUDD Distribution (for Recoton Accessories, Inc., Recoton Mobile Electronics,
        Inc., Recoton Home Audio, Inc.
        and InterAct Accessories, Inc.)
     9400 Hall Rd.
     Downey, CA  90241
     Ph. 562-803-4685

     Hellman International (for AAMP of Florida, Inc.)
     5901 Benjamin Center Dr., Suite 103
     Tampa, FL  33634
     813-886-5355
     Jim Parker

6.  Rail Yards

     Santa Fe Dallas (for                                 CSX Orlando (for InterAct Accessories, Inc.)
         Recoton Accessories, Inc.)                       8850 Atlantic Ave.
     2400 Westport Pkwy West                              Orlando, FL  32824
     Haslet, TX  76052                                    Ph: 817-224-7164
     Ph: 817-224-7164

     CSX Jacksonville (for Recoton Accessories, Inc.,     FEC (Florida Coast East) Jacksonville (for
         Recoton Mobile Electronics, Inc., Recoton Home      Recoton Accessories, Inc., Recoton Mobile
         Audio, Inc. and InterAct Accessories, Inc.)         Electronics, Inc., Recoton Home Audio,
     5902 Sportsman Club Rd.                                 Inc. and InterAct Accessories, Inc.)
     Jacksonville, FL  32219                              6140 Phillips Hwy.
     Ph: 904-695-7000                                     Jacksonville, FL  32216
                                                          Ph: 904-773-4414

     CNR (Canadian National Rail) (for Recoton Canada     CPR (Canadian Pacific Rail) (for Recoton
         Ltd. and InterAct Canada, Ltd.)                     Canada Ltd. and InterAct Canada, Ltd.)
     30 International Drive                               6830 Rutherford Rd.
     Brampton, Ontario  L6T 5K1                           Vaughn, Ontario  L0J 1C0

7.   Forwarder's Yards

     Panalpina CFS (for Recoton Canada Ltd. and InterAct   Paltainer (for Recoton Canada Ltd. and
         Canada, Ltd.)                                        InterAct Canada, Ltd.)
     7347 Kimbel Street                                    CN Brampton
     Mississauga, Ontario  L4T 3M6                         International Drive
                                                           Brampton, Ontario

     Paltainer (for Recoton Canada Ltd. and InterAct       Paltainer Recoton Canada Ltd. and
         Canada, Ltd.)                                        InterAct Canada,Ltd.)
     CO  OBICO                                             I.W.I.
     North Queen Street East                               3380 Airway Dr.
     Etobicoke, Ontario                                    Mississagua, Ontario

Schedule III

Schedule 7.1

Indebtedness

1.	See Indebtedness noted on Schedule 7.4(e).

2.	Recoton entered into a finance lease with IBM Credit Corporation regarding the ERP system.

Schedule IV

Schedule 7.2

Guaranties
(after completion of the InterAct Restructuring
and the Non-InterAct Restructuring)

1.	The following Recoton subsidiaries have guaranteed the obligations under the Senior Subordinated Notes:

Christie Design Corporation
InterAct Accessories, Inc.
Recoton Audio Corporation
ReCone, Inc.
Recoton Home Audio, Inc.
Recoton International Holdings, Inc (f/k/a Recoton European Holdings, Inc)
Recoton Japan, Inc.
AAMP of Florida, Inc.
Recoton Canada Ltd.

2.	The following Recoton subsidiaries have guaranteed the obligations under the Subordinated Credit Agreement:

Christie Design Corporation
InterAct Accessories, Inc.
Recoton Audio Corporation
ReCone, Inc.
Recoton Home Audio, Inc.
Recoton International Holdings, Inc (f/k/a Recoton European Holdings, Inc)v Recoton Japan, Inc.
AAMP of Florida, Inc.
Recoton Canada Ltd.
InterAct Canada, Ltd.
InterAct International, Inc.
InterAct Holdings, Inc.v InterAct Technologies, Inc.
Recoton Accessories, Inc.
Recoton Mobile Electronics, Inc.

3.	Guarantees by the parent companies of the obligations of Subsidiaries which employ the employees noted in item B of Schedule 4.16

Schedule V

SCHEDULE II

Liens; Financing Statements; Goods in Possession
of Consignees, Bailees, Warehousemen, Agents
and Processors

(N.B.: after the Non-InterAct Restructuring, all inventory previously owned by Recoton Corporation will be owned by Recoton Accessories, Inc. and inventory previously owned by Recoton Audio Corporation will be owned by Recoton Mobile Electronics, Inc.)

1.	Liens: See definition of Permitted Encumbrances and related schedules.

2.	Financing Statements: None.

3.	Goods in Possession of Consignees:

Starcrest Products 19401 Brennan Avenue Perris, CA 92370	(for Recoton Accessories, Inc.)

UBID 4685 E. Shelby Drive Memphis, TN 38118	(for Recoton Accessories, Inc. and Recoton Home Audio, Inc.)

Sears Consignment Warehouse 3333 Beverly Road Hoffman Estates, IL 60179	(for Recoton Accessories, Inc., Recoton Mobile Electronics, Inc. and Recoton Home Audio, Inc.)

Walmart Pickering, Ontario CANADA L1W 4A3	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

4.	Bailees:

c/o Bridge Terminal Transport 5100 Gordon Street Jacksonville, FL 32216	(for Recoton Accessories, Inc., Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc. and InterAct Accessories, Inc.)

RCL Storage/Detained MDSE Toronto, Canada	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

5.	Warehousemen:

AB Tech 17-C Airport Drive Hopedale, MA 01747	(for Recoton Home Audio, Inc.)

c/o Air Van Logistics 2120 N. Elder Nampa, ID 83687	(for Recoton Accessories, Inc.)

GES Exposition Services 1624 Mojave Road Las Vegas, NV 89104	(for Recoton Accessories, Inc., Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc., AAMP of Florida Inc. and InterAct Accessories, Inc.

ASL Distribution Services Ltd 2160 Buckingham Road Oakville, Ontario CANADA L6H 6M7	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

ASL Distribution 610 South Service Road Oakville, Ontario CANADA L6K 2H4	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

ACE Warehousing and Distribution 80 Ormont Drive Weston, Ontario CANADA M9L 1N7	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

c/o Nissin Air Cargo Co., Ltd Tokyo Brach Shiomi Warehouse 42-1 Shiomi-Cho, Funabashi-City Chiba-Prefecture, Japan	(for Recoton Japan, Inc.)

c/o Mega Tech International 486-1 Hagiwara-Cho, Takasaki-City Gunma-Prefecture, Japan	(for Recoton Japan, Inc.)

6.	Customs Agents:

BDP International 811 Cromwell Park Drive, Suite 100 Glen Burnie, MD 21061 (410) 762-5840	(for InterAct Accessories, Inc.)

DFW International 3025 Roy Orr Blvd Grand Prairie, TX 75050 (972) 262-0539	(for Recoton Accessories, Inc.)

Emery Customs Brokers 6940 C Engle Road Middleburg Heights, OH 44130 (440) 816-3921	(for Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc. and Recoton Accessories, Inc.)

Priority One International 3419 Trentwood Blvd. Orlando, FL 32812 (407) 855-0925	(for Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc., and Recoton Accessories, Inc.)

Sims Waters & Associates, Inc. 4444 Talleyrand Avenue P.O. Box 13248 Jacksonville, FL 32206 (904) 356-4455	(for Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc. and Recoton Accessories, Inc.)

Tower Group International 150 Eastern Avenue Chelsea, MA 02150-3352 (617) 887-8656 and 377 Oyster Point Blvd., Unit 19 South San Francisco, CA 94008 650-829-3191	(for Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc., InterAct Accessories, Inc. and Recoton Accessories, Inc.)

Welke Customs Brokers LTD. 22 Galaxy Blvd. Toronto, Ontario, Canada M9W 5R8 (416) 674-0592	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

Eagle Air USA 9449 Benford Rd. Orlando, FL 32821 (407) 851-9070	(for InterAct Accessories, Inc.)

Comet Customs Brokers, Inc. 420 W. Merrick Road Valley Stream, NY 11580 (516) 861-2160	(for InterAct Accessories, Inc.)

Kuehne & Nagel 8870 Boggy Creek Rd. Suite 100 Orlando, FL 32824 (407) 240-7395	(for Recoton Accessories, Inc.)

UPS 8500 Parkline Blvd. Suite 113 Orlando, FL 32809 (407) 856-3429	(for Recoton Accessories, Inc., Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc., InterAct Accessories, Inc. and AAMP of Florida, Inc.)

Federal Express 2600 Nonconnah Blvd. Suite 191 Memphis, TN 38132 (901) 922-3656	(for Recoton Accessories, Inc., Recoton Mobile Electronics, Inc., Recoton Home Audio, Inc., InterAct Accessories, Inc. and AAMP of Florida, Inc.)

Sack & Menendez Inc. 8442 Tradeport Drive Suite 203 Orlando, FL 32827 (407) 859-6081	(for AAMP of Florida, Inc.)

John O'Donoghue c/o Micra Company 167-14 146th Road Jamaica, NY 11434	(for InterAct Accessories, Inc.)

7.	Processors:

Cress Chemical 519 E. 19th Street Orlando, FL 38205	(for Recoton Accessories, Inc.)

Oxford Innovations Commerce Street Hanover, PA 17331	(for InterAct Accessories, Inc.)

Innovative Plastics 400 Route 303 Orangeburg, NY 10962	(for InterAct Accessories, Inc.)

Zomax 5353 Nathan Lane Plymouth, MN 55442	(for InterAct Accessories, Inc.)

Quality Components 5005 Fulton Drive Suisun, CA 94585	(for Recoton Home Audio, Inc.)

Vergeance 555 1st Street Benecia, CA 94510	(for Recoton Home Audio, Inc.)

Pro Tech Electronics 3005 W. Lake Mark Blvd., Unit 114 Lake Mary, FL 32746 (Seminole Co.)	(for Recoton Mobile Electronic, Inc.)

Peerless Audio 422 S. Madison Drive Tempe, AZ 85281 [Currently Inactive]	(for Recoton Home Audio, Inc.)

Jollenbeck Gbmh Kreuzenberg 2, D-27404 Weertzen Germany	(for InterAct Accessories, Inc.)

Sure-Pack Corp. 182 Alco Place Baltimore, MD 21227	(for InterAct Accessories, Inc.)

Delconte Packing 757 W. 26th Street Hialeah, FL 33010	(for Recoton Accessories, Inc.)

Cubicon Corporation Tippah County Industrial Park (Tippah County) Ripley, MS 38663	(for Recoton Mobile Electronics, Inc.)

RHA c/o Custom Packaging Technology 6860 Goodyear Road Benicia, CA 94510 (Solano Co.) [Currently Inactive]	(for Recoton Home Audio, Inc.)

Universal Packaging Services, Inc. 1644 Timocuan Longwood, FL 32750	(for InterAct Accessories, Inc.)

ARC Industries 177 Dowty Road Ajax, Ontario CANADA L1S 2G3	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

Impact Distribution 3401 McNicoll Avenue, Unit 8 Scarborough, Ontario CANADA M1V 2V5	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

Diversified Marketing Consultants & Associates 301 Danforth Road, Unit 1 Scarborough, Ontario CANADA M1L 3XC	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

Salvation Army 301 Danforth Road Scarborough, Ontario CANADA M1L 3X2	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

Power Packaging Products Unit 101, 1917 Cliveden Avenue Delta, British Columbia CANADA V3M 6E8	(for Recoton Canada Ltd. and InterAct Canada, Ltd.)

Schedule VI

EXHIBIT A-1
to Pledge Agreement
I. DESCRIPTION OF CAPITAL STOCK OF EACH DOMESTIC SUBSIDIARY
(after InterAct Restructuring and Non-InterAct Restructuring)

-------------------------------------------------------------------------------------------------------------------
                                                                                               Shares
                                                Class    Stock    Authorized                   Issued
                                                  of  Certificate   No. of     Outstanding  and Held in  Percentage
      Stock Issuer              Shareholder     Stock      No       Shares        Shares      Treasure    of Shares
-------------------------------------------------------------------------------------------------------------------
Recoton Accessories, Inc.     Recoton           Common     1*        3,000          1             0         100%
                              Corporation                 2**                       9
                                                                                    -
                                                                                    10
-------------------------------------------------------------------------------------------------------------------
Recoton Audio Corporation     Recoton           Common     1         3,000          10            0         100%
(f/k/a International Jensen   Corporation
Incorporation)
-------------------------------------------------------------------------------------------------------------------
Recoton Japan, Inc.           Recoton           Common     1         1,000         100           0          100%
(f/k/a Jensen Japan, Inc.)    International
                              Holdings (f/k/a
                              Recoton European
                              Holdings, Inc.)
-------------------------------------------------------------------------------------------------------------------
Recoton International         Recoton           Common     2         3,000        1,000          0          100%
Holdings, Inc. (f/k/a Recoton Corporation
European Holdings, Inc. and
IJI European Holdings, Inc.)
-------------------------------------------------------------------------------------------------------------------
ReCone, Inc. (f/k/a Fujicone, Recoton Audio     Common     2         40,000       20,000         0          100%
Inc.)                         Corporation
-------------------------------------------------------------------------------------------------------------------
Recoton Home Audio, Inc.      Recoton Audio     Common     1         1,000         100           0          100%
(f/k/a Now Hear This, Inc.,   Corporation
IJI Speciality Audio, Inc.
and Speciality Audio, Inc.)
-------------------------------------------------------------------------------------------------------------------
Recoton Mobile Electronics,   Recoton Audio     Common     1*        3,000          1            0          100%
Inc.                          Corporation                 2**                       9
                                                                                    -
                                                                                    10
-------------------------------------------------------------------------------------------------------------------
Christie Design Corporation   Recoton           Common     1         3,000          10           0          100%
                              Corporation
-------------------------------------------------------------------------------------------------------------------
AAMP of Florida, Inc.         Recoton           Common     4          200           10           0          100%
                              Corporation
-------------------------------------------------------------------------------------------------------------------
InterAct International, Inc.  Recoton           Common     1       51,000,000   45,000,000       0          100%
                              Corporation
-------------------------------------------------------------------------------------------------------------------
InterAct Holdings, Inc.       InterAct          Common     1         3,000          10           0          100%
                              International,
                              Inc.
-------------------------------------------------------------------------------------------------------------------
InterAct Technologies, Inc.   InterAct          Common     1         3,000          10           0          100%
                              International,
                              Inc.
-------------------------------------------------------------------------------------------------------------------
InterAct Accessories, Inc.    InterAct          Common    2***       3,000          10           0          100%
                              Holdings, Inc.
-------------------------------------------------------------------------------------------------------------------
Recoton Canada Ltd.           AFLE for the      Common    C-5     unrestricted   140,440         0          100%
                              benefit of                  C-6                     3,400
                              Recoton                     C-7                    156,600
                              Corporation
-------------------------------------------------------------------------------------------------------------------
InterAct Canada, Ltd.         AFLE for the      Common     2      Unrestricted      1            0          100%
                              benefit of
                              InterAct
                              Holdings, Inc.
-------------------------------------------------------------------------------------------------------------------

*    issued July 3, 2001

**   to be issued August 1, 2001

***  issued July 2, 2001

Schedule VII

EXHIBIT A-2
to Pledge Agreement
I. DESCRIPTION OF CAPITAL STOCK OF EACH FIRST TIER FOREIGN SUBSIDIARY
(after InterAct Restructuring and Non-InterAct Restructuring)

-------------------------------------------------------------------------------------------------------------------
                                                                                               Shares
                                                Class    Stock    Authorized                   Issued
                                                  of  Certificate   No. of     Outstanding  and Held in  Percentage
      Stock Issuer            Shareholder(s)    Stock      No       Shares        Shares      Treasure    of Shares
-------------------------------------------------------------------------------------------------------------------
RECOTON German Holding GmbH  Recoton               -       -      200,000 DM     200,000          0         100%
                             Intenational                        divided into
                             Holdings, Inc.                        two share
                             (f/k/a Recoton                      interests of
                             European Holdings)                  50,000 DM and
                                                                  150,000 DM
-------------------------------------------------------------------------------------------------------------------
Recoton (UK) Limited         Recoton           Ordinary   33**     35,570,714   23,120,444        0          65%
                             Corporation                  34**                  12,449,470                   35%
-------------------------------------------------------------------------------------------------------------------
Recoton (Far East) Limited   1.  InterAct          -      11***      1,000         349            0        34.9%
                             Holdings, Inc.
                             2.  Heller                   12***                    650                     65.0%
                             Financial, Inc.
                             2.  Robert                    4                        1                       0.1%
                             Borchardt
-------------------------------------------------------------------------------------------------------------------
Recoton Italia s.r.l.        Recoton               -       -           -      £3,934,813,000       0        100%
                             International
                             Holdings, Inc.
                             (f/k/a Recoton
                             European Holdings)
-------------------------------------------------------------------------------------------------------------------
STD Technology Holding       1.  InterAct                 14***     10,000         34             0         34%
Limited                      Technologies, Inc.                                                                                                 65%
                             2.  Heller                                                                                                          1%
                             Financial, Inc..             13***                    65
                             3.  Steven Chu
                                                           12                       1
-------------------------------------------------------------------------------------------------------------------
Recoton (Hong Kong) Limited  1.  Recoton                   5*       10,000         34             0         34%
(f/k/a Evergrow Consultants  Corporation                                                                    65%
Limited)                     2.  Heller                    4*                                                1%
                             Financial, Inc..                                      65
                             3.  Robert L.                 2
                             Borchardt                                              1
-------------------------------------------------------------------------------------------------------------------

*    issued July 3, 2001

**   to be issued August 1, 2001

***  issued July 2, 2001

Schedule VIII

EXHIBIT A
to Pledge Agreement

II. PLEDGED DEBT
In U.S. currency unless otherwise noted
(after InterAct Restructuring and Non-InterAct Restructuring)

----------------------------- ----------------------------------------------- ------------------------------
        PLEDGOR/PAYEE                         OBLIGOR/ISSUER                              DEBT
----------------------------- ----------------------------------------------- ------------------------------
Recoton Corporation           Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton (UK) Limited                            $3,200,000
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton (UK) Limited                            $50,000
----------------------------- ----------------------------------------------- ------------------------------
                              Tambalan Limited d/b/a Ross Consumer Products   $392,830
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton German Holdings GmbH                    DM 1,000,000
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton German Holdings GmbH                    DM 10,000,000
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton German Holdings GmbH                    DM 1,800,000
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Interact Accessories, Inc.    Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton Audio Corporation     Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------

AAMP of Florida, Inc.         Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton Home Audio, Inc.      Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Christie Design Corporation   Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton International         Recoton Corporation                             All amounts outstanding from
Holdings, Inc.                                                                time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton Japan, Inc.           Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recone, Inc.                  Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton Canada Ltd.           Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
InterAct International, Inc.  Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
InterAct Holdings, Inc.       Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
InterAct Technologies, Inc.   Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton Accessories, Inc.     Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
Recoton Mobile Electronics,   Recoton Corporation                             All amounts outstanding from
Inc.                                                                          time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Canada, Ltd.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------

----------------------------- ----------------------------------------------- ------------------------------
InterAct Canada, Ltd.         Recoton Corporation                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Interact Accessories, Inc.                      All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Audio Corporation                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              AAMP of Florida, Inc.                           All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Home Audio, Inc.                        All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Christie Design Corporation                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton International Holdings, Inc.            All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Japan, Inc.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recone, Inc.                                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Mobile Electronics, Inc.                All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct International, Inc.                    All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Holdings, Inc.                         All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              InterAct Technologies, Inc.                     All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Accessories, Inc.                       All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------
                              Recoton Canada Ltd.                             All amounts outstanding from
                                                                              time to time
----------------------------- ----------------------------------------------- ------------------------------